SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 19, 1997
                (Date of Report; Date of Earliest Event Reported)



                             PolyMedica Corporation
             (Exact name of registrant as specified in its charter)


                                  Massachusetts
                 (State or other jurisdiction of incorporation)


          1-13690                                                04-3033368
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                  11 State Street, Woburn, Massachusettes 01801
               (Address of Principal Executive Offices) (Zip Code)



                                 (781) 933-2020
              (Registrant's Telephone Number, Including Area Code)




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INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On September 19, 1997, the Registrant filed a Certificate of Amendment to its Articles of Organization with the office of the Secretary of State of the Commonwealth of Massachusetts, changing the name of the Registrant from "PolyMedica Industries, Inc." to "PolyMedica Corporation." The Certificate of Amendment was approved by the stockholders of the Registrant at the Annual Meeting of Stockholders held on September 11, 1997. A copy of the press release relating to the Registrant's change of name is attached to this filing as
Exhibit 1.



                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  September 22, 1997  POLYMEDICA INDUSTRIES, INC.



                                                     By: /s/ Steven J. Lee
                                                         Steven J. Lee
                                                         Chairman of the Board
                                                         of Directors, and
                                                         Chief Executive Officer



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